Exhibit 10.45

SUBSCRIPTION AGREEMENT FOR DEBENTURE UNITS

(For U.S. Subscribers)

BRIACELL THERAPEUTICS CORP.

HAVE YOU COMPLETED THIS SUBSCRIPTION AGREEMENT PROPERLY? The following items in this Subscription Agreement must be completed. (Please initial each applicable box.)
All Subscribers
Complete all Subscriber information in the boxes on page 2

Subscribers resident in the United States
Schedule A and Appendix 1 and 2 thereto, indicating which category (if any) is applicable.

Subscribers that are not individuals, if applicable
Schedule C indicating which category (if any) is applicable, together with the TSX Venture Exchange Form 4C

A completed and executed copy of this Subscription Agreement, including all applicable schedules, must be delivered to:

Garfinkle Biderman LLP

1 Adelaide St E, Suite 801

Toronto, ON M5C 1J4

Attention: Shimmy Posen

Fax No: 416-869-0547

E-mail: sposen@garfinkle.com

METHOD OF PAYMENT

Provide payment of the purchase price in Canadian dollars by delivering a certified cheque, money order or bank draft made payable to “Bennett Jones LLP in trust for BriaCell Therapeutics Corp.” or by wire to Bennett Jones LLP in trust for BriaCell Therapeutics Corp. at:

Name & Address of Beneficiary:	Bennett Jones LLP, in trust 3400 One First Canadian Place P.O. Box 130 Toronto, ON M5X 1A4
Name & Address of Beneficiary’s Bank:	Royal Bank of Canada 20 King Street West Toronto, Ontario M5H 1C4
Beneficiary’s Account Number:	1161090
Reference:	C. Travascio and J. Lewis – File # 073530.28
ABA/Routing Number Code:	021 000 021
Bank ID	003
SWIFT CODE:	ROYCCAT2

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BRIACELL THERAPEUTICS CORP.
SUBSCRIPTION AGREEMENT

TO:	BRIACELL THERAPEUTICS CORP. (the “Corporation”)

The undersigned (the “Subscriber”), on its own behalf, hereby irrevocably subscribes for and agrees to purchase from the Corporation an unsecured convertible debenture unit of the Corporation (the “Debenture Unit”) at a purchase price of $375,000 per Debenture Unit (the “Subscription Amount”) less the original discount of approximately 29.33%, subject to the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Debenture and Warrants” (the “Terms and Conditions”, and together with this page and the attached schedules, the “Subscription Agreement”).

Purchase Price: $265,000 (the “Subscription Amount”) (Principal Amount less the original issuance discount of approximately 29.33%)	Account Registration Information: Same as Subscriber Information [ ] or
(Name)

Aggregate Principal Amount: $375,000
(Account Reference, if applicable)

Subscriber Information:	(Address, including Postal Code) (Telephone Number)

(Name of Subscriber)	Additional Subscriber Information:

Account Reference (if applicable):____________________	1. Number and kind of securities of the Issuer held, directly or indirectly, if any:

By:
Authorized Signature

2.State whether Subscriber is an Insider of the Issuer: Yes [ ] No [ ]

(Official Capacity or Title – if the Subscriber is not an individual)

(Name of individual whose signature appears above if different than the name of the Subscriber printed above.)	Name of Principal

Principal’s Address
(Subscriber’s Address, including Municipality and Province)

City/Town Province Postal Code

(Telephone Number) (Email Address)	Principal’s Telephone Number -OR- E-mail Address

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ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription this day of November, 2020.

BRIACELL THERAPEUTICS CORP.

Per:
Authorized Signatory

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TERMS AND CONDITIONS OF SUBSCRIPTION FOR DEBENTURE AND WARRANTS

1.	Subscription for the Debenture and Warrants. The Subscriber, on its own behalf, hereby tenders to the Corporation this Subscription Agreement which, upon acceptance by the Corporation, will constitute an irrevocable agreement of the Subscriber to purchase from the Corporation and, of the Corporation to issue and sell to the Subscriber the Debenture Unit, all on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Amount, which is payable as described in Sections 4 and 5 hereto (the offer, issue and sale of the Debenture and Warrants, the “Offering”).

(a)	The Debenture Unit is comprised of (i) $375,000 principal amount (“Principal Amount”) of a 5% convertible unsecured debenture of the Corporation (the “Debenture”), due on the Maturity Date (as defined herein), and such Principal Amount having a purchase price of $265,000 after being reduced by an original issuance discount equal to approximately 29.33%; and (ii) 69,188 common share purchase warrants of the Corporation (“Warrants”). Each Debenture is convertible, at the option of the holder, from the period beginning on the date that is six (6) months following the Closing Date, until the repayment of the Debenture in full, into that number of common shares of the Corporation (“Common Shares”) computed on the basis of the principal amount of the Debentures divided by the conversion price of C$5.42 per Common Share (the “Conversion Price”). Each Warrant entitles the holder thereof to purchase one Common Share of the Corporation (each a “Warrant Share”) for a period of five (5) years from the Closing Date at a price of C$5.42 per Warrant Share subject to adjustment as set forth in the Warrants. Each Warrant may also be exercised by presentation and surrender of the Warrant to the Corporation with a written notice of the Subscriber’s intention to effect a cashless exercise, including a calculation of the number of Common Shares to be issued upon such exercise in accordance with the terms of the Warrant certificate (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the exercise price in cash, the holder shall surrender the Warrant for that number of Common Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

A = the volume weighted average trading price of the Common Shares on the TSX Venture Exchange or if the Common Shares are not then listed on the TSX Venture Exchange, on such other Canadian stock exchange as may be selected by the directors of the Corporation for such purpose or, if the Common Shares are not then listed on any Canadian stock exchange, in the over-the-counter market, for the one (1) day period ending on the trading day immediately preceding the date on which Warrantholder elects to exercise this Warrant Certificate by means of a “cashless exercise,” as set forth in the applicable subscription form substantially in the form attached as Schedule A;

B = the Exercise Price of this Warrant Certificate, as adjusted hereunder; and

X = the number of Common Shares that would be issuable upon exercise of this Warrant Certificate in accordance with the terms of this Warrant Certificate if such exercise were by means of a cash exercise rather than a cashless exercise.

Upon payment of the Subscription Amount, the Subscriber will receive a Debenture Unit comprised of (i) the Debenture and (ii) 69,188 Warrants. The description of the Debenture Unit, Debentures and the Warrants in this Subscription Agreement is a summary only and is subject to the detailed provisions of the certificates representing the Debentures and the Warrants.

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2.	Definitions. In this Subscription Agreement, unless the context otherwise requires:

(a)	“Accredited Investor Certificate” means the Accredited Investor Certificate in the form attached hereto as Schedule A which is required to be completed by a Subscriber who is a resident of the United States;

(b)	“affiliate” means with respect to another issuer, an issuer if one of them is the subsidiary of the other, or each of them is controlled by the same person;

(c)	“Applicable Securities Laws” means, collectively, the applicable securities laws of the relevant jurisdictions, the regulations, rules, rulings and orders made thereunder, the applicable policy statements issued by the securities regulators thereunder, the securities legislation and policies of each other relevant jurisdiction and the rules of the relevant stock exchange, in each case in effect from time to time;

(d)	“Business Day” means any day other than a Saturday, Sunday or any other day on which principal chartered banks located in the City of Toronto are not open for business;

(e)	“Conversion Price” means, subject to adjustment as provided in the Debenture, $5.42 per Common Share.

(f)	“Closing” means the completion of the issue and sale by the Corporation and the purchase by the Subscribers of the Debentures and Warrants pursuant to the subscription agreements, in the form of this Subscription Agreement, completed by Subscribers;

(g)	“Closing Date” has the meaning ascribed thereto in Section 7;

(h)	“Closing Time” means 1:00 p.m. (Toronto time) on the Closing Date or such other time as the Corporation may determine;

(i)	“Common Shares” means common shares in the capital of the Corporation;

(j)	“Designated Provinces” means each of the provinces of Canada;

(k)	“Disclosed Principal” mean a principal for whom the Subscriber is purchasing as disclosed on the face page of this Subscription Agreement;

(l)	“distribution” and “insider” have the respective meanings ascribed to them in the Securities Act (Ontario);

(m)	“Event of Default” has the meaning ascribed thereto in Schedule “E” attached hereto;

(n)	“International Jurisdiction” has the meaning ascribed thereto in Section 9(e);

(o)	“material” means material in relation to the Corporation and its subsidiaries, considered on a consolidated basis;

(p)	“Maturity Date” means the earlier of (i) November 13, 2025; (ii) the date the Corporation completes a Qualified Financing; or (iii) , or (iii) such earlier date as the principal amount hereof may become due, subject to and in accordance with the terms, conditions and provisions hereof;

(q)	“NI 45-106” means National Instrument 45-106 - Prospectus Exemptions;

(r)	“Offered Securities” any equity or voting securities, or securities convertible into or exchangeable for equity or voting securities, of the Corporation;

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(s)	“person” includes an individual, a corporation, a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not and an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(a)	“Personal Information” means any information about a person (whether an individual or otherwise) and includes information contained in this Subscription Agreement, including the schedules incorporated by reference herein;

(t)	“Qualified Financing” means the sale by the Corporation of $2,000,000 or more of Offered Securities in the aggregate, in one or more closings or tranches.

(u)	“Securities Commissions” means, collectively, the applicable securities commission or other securities regulatory authority in each of the Designated Provinces, the United States or in any International Jurisdiction;

(v)	“Subscriber” means a subscriber for Debentures and “Subscribers” means all subscribers for the Debentures including the Subscriber;

(w)	“Subscription Amount” means the aggregate subscription amount for Debentures as more particularly set forth on the face page hereof, subscribed for and paid for pursuant to this Subscription Agreement;

(x)	“Term Sheet” means the term sheet attached hereto as Schedule D;

(y)	“United States” or “U.S.” means the United States of America, its territories and possessions, and any state of the United States and the District of Columbia;

(z)	“U.S. Person” shall have the meaning ascribed to such term in Rule 902(k) of Regulation S under the U.S. Securities Act;

(aa)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(bb)	“Warrants” has the meaning ascribed thereto in Section 1 hereof; and

(cc)	“Warrant Shares” has the meaning ascribed thereto in Section 1 hereof.

3.	Description of Offering.

(a)	The Debenture Unit is comprised of the Debenture and the Warrants;

(b)	The Debenture is an unsecured convertible debenture and shall evidence indebtedness of the Corporation to the holder thereof in the principal amount stated on the Debenture certificate and such principal amount shall be equal to the Principal Amount.

(c)	Interest shall accrue on the Principal Amount at a rate of 5% per annum, increasing to 12% per annum upon an Event Of Default (as such term is defined in the Debenture, attached hereto as Schedule “E”) until the Event of Default is cured, in Canadian dollars, with interest to be paid annually in cash in arrears on each anniversary of the Closing Date, until the Principal Amount is paid off in full.

(d)	The Debenture shall be convertible into Common Shares, in whole or in part, at the option of the Debenture holder, at the Conversion Price, during the period beginning six (6) months after the Closing Date and ending upon the repayment of the Debenture in full.

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(e)	The Corporation may prepay any amount of the Principal Amount of the Debenture during the initial 120 day period after the Closing Date without penalty. After 120 days following the Closing Date, if the Corporation elects to prepay the Debenture prior to November 13, 2021, an additional prepayment penalty equal to 35% of the Principal Amount of the Debenture is required to be paid by the Corporation (“Penalty Payment”). The Payment Penalty will be satisfied by the Corporation in cash, and the Corporation shall not under any circumstances satisfy the Penalty Payment with the issuance of common shares.

(f)	If there is an Event of Default, the Debenture may be converted into Common Shares at the Conversion Price at the option of the Debenture holder, and an additional penalty equal to 40% of the Principal Amount of the Debenture is required to be paid by the Corporation (the “Default Payment Penalty”). The Default Payment Penalty, if applicable, will be satisfied by the Corporation in cash, and the Corporation shall not under any circumstances satisfy the Default Penalty Payment with the issuance of common shares.

(g)	The description of the Debenture in this Subscription Agreement is a summary only and is subject to the detailed provisions of the certificates representing the Debenture pursuant to which such Debenture is to be issued.

(h)	The Warrants entitle the holder thereof to purchase up to 69,188 Warrant Shares of the Corporation for a period of five (5) years from the Closing Date at a price of C$5.42 per Warrant Share (subject to adjustment in certain circumstances).

(i)	The description of the Warrants in this Subscription Agreement is a summary only and is subject to the detailed provisions of the certificates representing the Warrants pursuant to which such Warrants are to be issued.

4.	Delivery and Payment. The Subscriber agrees that the following shall be delivered to Bennett Jones LLP, 3400 One First Canadian Place, P.O. Box 130, Toronto, ON, M5X 1A4, not later than 4:00 p.m. (Toronto Time) Attention: Jessie Lewis Fax No: 416-863-1716 E-mail: LewisJ@bennettjones.com, not later than 4:00 p.m. (Toronto Time) on the day that is not less than one business day prior to the Closing Date or such other date or place as the Corporation may advise:

(a)	a completed and duly signed copy of this Subscription Agreement;

(b)	a duly completed Schedule “A” – the United States Accredited Investor Representation Letter, including Appendix “1” and, if applicable, Appendix “2”, to the Schedule “A” – the Form of U.S. Accredited Investor Status Certificate

(c)	if you are not an individual, Schedule C and if applicable Form 4C of the TSX Venture Exchange contained therein;

(d)	a duly completed Form 2A of the TSX Venture Exchange, located at: https://www.tmx.com/pif;

(e)	any other documents required by applicable Securities Laws which the Corporation may request; and

(f)	the aggregate Subscription Amount payable by the Subscriber for the Subscriber’s Debenture Unit subscribed for under this Subscription Agreement, paid by a certified cheque or bank draft drawn on a Canadian chartered bank made payable to “Bennett Jones LLP in trust for BriaCell Therapeutics Corp.”, or by wire transfer to Bennett Jones LLP in trust for paid by wire transfer to BriaCell Therapeutics Corp. pursuant to the wiring instructions set out on the cover page.

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The Subscriber acknowledges and agrees that such documents, when executed and delivered by the Subscriber, will form part of and will be incorporated into this Subscription Agreement and each shall constitute a representation and warranty or covenant of the Subscriber hereunder in favour of the Corporation. The Subscriber consents to the filing of such documents as may be required to be filed with any securities regulatory authority in connection with the transactions contemplated hereby. Subject to the terms and conditions contained in this Subscription Agreement, the Subscriber acknowledges and agrees that this offer, the aggregate Subscription Amount and any other documents delivered in connection herewith will be held by the Corporation’s counsel, in trust, until such time as the conditions set out in this Subscription Agreement are satisfied by the Corporation.

5.	Closing. The transactions contemplated hereby will be completed at the Closing at the offices of Bennett Jones LLP, 3400 One First Canadian Place, P.O. Box 130, Toronto, ON, M5X 1A4 at the Closing Time.

If, at the Closing Time, the terms and conditions contained in this Subscription Agreement have been complied with to the satisfaction of the Corporation, or waived by the Corporation, the Corporation, upon receipt of all completed and executed Subscription Agreements in respect of the Offering and the aggregate subscription proceeds in respect of the Offering, will deliver or cause to be delivered to the Subscriber certificates evidencing ownership of the Debenture and Warrants so purchased, and such other documentation and securities as may be required pursuant to this Subscription Agreement.

If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than delivery by the Corporation to the Subscriber of the Debenture and Warrants), have not been complied with to the satisfaction of the Corporation, or waived by it, the Corporation and the Subscriber will have no further obligations under this Subscription Agreement.

6.	Representations, Warranties and Covenants of the Corporation. The Corporation represents and warrants to, and covenants with the Subscriber that, except as set out expressly in any specific subsection below, as of the date of this Subscription Agreement;

(a)	the Corporation is a valid and subsisting corporation duly organized and in good standing under the laws of the Province of British Columbia;

(b)	the Corporation has full power and authority to enter into and perform this Subscription Agreement and to do all other acts which are necessary to consummate the transactions contemplated in the Subscription Agreement;

(c)	the Corporation is a “reporting issuer” in British Columbia and Alberta and the Common Shares are listed and posted for trading on the TSX Venture Exchange;

(d)	no order ceasing or suspending trading in the securities of the Corporation nor prohibiting sale of such securities has been issued to the Corporation or its directors, officers or promoters and, to the knowledge of the Corporation, no investigations or proceedings for such purposes are pending or threatened;

(e)	the Corporation has complied and will fully comply with the requirements of applicable securities and corporate legislation in respect of the Offering;

(f)	the issuance and sale of the Debenture and Warrants does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions, or provisions of the constating documents of the Corporation or any agreement or instrument to which the Corporation is a party or by which its assets are affected;

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(g)	this Subscription Agreement has been or will be at the Closing, duly authorized by all necessary corporate action on the part of the Corporation, and constitutes a valid obligation of the Corporation legally binding upon it and enforceable against the Corporation in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally and as limited by laws relating to the availability of equitable remedies;

(h)	the Common Shares and Warrant Shares, upon payment in full therefor, will, at the time of issue, be duly allotted, validly issued, fully paid and non-assessable and will be free of all liens, charges and encumbrances;

(i)	on the Closing, the approvals from the TSX Venture Exchange that are required for the transactions herein contemplated to occur at Closing will have been obtained other than any post-Closing filings required by the TSX Venture Exchange or under applicable Securities Laws; and

(j)	The Corporation covenants and agrees that if, at any time prior to the Maturity Date, the Corporation proposes to file a registration statement with respect to any class of equity or equity-related securities (other than in connection with an offering to the Corporation’s employees (e.g., Form S-8), or in connection with an acquisition, merger or similar transaction (e.g., Form S-4), under the U.S. Securities Act in a primary registration on behalf of the Corporation and/or in a secondary registration on behalf of holders of such securities, and the registration form to be used may be used for the resale of the Common Shares, the Corporation will include such Common Shares (i) not previously sold or transferred by the Subscriber (i.e., held by the original Subscriber); or (ii) not otherwise able to be freely sold by the Subscriber pursuant to the requirements of Rule 144 of the U.S. Securities Act (such remaining Common Shares, the “Registrable Securities”), in such registration statement or give prompt written notice to the Subscriber of its intention to file a registration statement and will offer to include in such registration statement, such number of Registrable Securities with respect to which the Subscriber has received written requests for inclusion therein within twenty (20) days after the giving of notice by Corporation (the “Piggyback Registration Rights”). The Subscriber acknowledges and understands that the Corporation may file a primary or secondary registration on behalf of certain investors that have provided or will provide financing or other resources to the Corporation, that the inclusion of the Registrable Securities in such registration is subject to the prior approval of such investors, and that such investors may not approve the inclusion of the Registrable Securities, in which case, the Piggyback Registration Rights provided in this paragraph will continue pursuant to the terms of this paragraph for any subsequent primary or secondary registration. The Subscriber also agrees that the Corporation may be limited in its ability to register all of the Registrable Securities on a single registration statement pursuant to Rule 415 of the U.S. Securities Act and consents and agrees to the Corporation registering less than all of the Registrable Securities in the event the Corporation is precluded from registering all of the Registrable Securities pursuant to Rule 415 (or any other rule or regulation promulgated by the Securities and Exchange Commission). Notwithstanding the requirements of this Section (j), the Piggyback Registration Rights shall not apply to offerings by the Corporation on Form S-3 (or pursuant to prospectus supplements filed to Form S-3’s), unless the Corporation files a resale registration on Form S-3.

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7.	Conditions and Closing. The Closing shall occur on or before November 13, 2020, or on such other date as may be determined by the Corporation (the “Closing Date”).

The Closing (including the closing of this Subscription) is conditional upon and subject to:

(a)	payment by the Subscriber (in form acceptable to the Corporation) of the Subscription Amount in immediately available funds;

(b)	the Subscriber having properly completed, signed and delivered to the Corporation this Subscription Agreement, including any applicable Schedules, and all other documentation contemplated by this Subscription Agreement;

(c)	the Corporation accepting the Subscriber’s subscription, in whole or in part;

(d)	the Corporation having obtained all necessary approvals and consents, including regulatory approvals and approvals from the TSX Venture Exchange for the Offering;

(e)	the Corporation having obtained approval of the terms of the Offering from a majority of the disinterested shareholders of the Corporation;

(f)	the issue and sale of the Debenture and Warrants being exempt from the requirement to file a prospectus or deliver an offering memorandum (as defined in Applicable Securities Laws, including Ontario Securities Commission Rule 14-501 - Definitions) and the requirement to deliver an offering memorandum under Applicable Securities Laws relating to the sale of the Debenture and the Warrants, or the Corporation having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum; and

(g)	the representations and warranties of the Subscriber being true and correct as at the Closing Time.

The Subscriber acknowledges and agrees that as the sale of the Subscriber’s Debenture and Warrants will not be qualified by a prospectus, such sale is subject to the condition that the Subscriber (or, if applicable, any others for whom the Subscriber is contracting hereunder) sign and return to the Corporation all relevant documentation required by Applicable Securities Laws.

8.	Acceptance or Rejection. The Corporation will have the right to accept or reject this subscription in whole or in part at any time at any time at or prior to the Closing Time. The Subscriber acknowledges and agrees that the acceptance of this subscription will be conditional upon the issue and sale of the Debenture and Warrants to the Subscriber and the Common Shares and Warrant Shares underlying such Debenture and Warrants, respectively, being exempt from any requirement to file a prospectus or offering memorandum or any similar document under Applicable Securities Laws. The Corporation will be deemed to have accepted this subscription upon the Corporation’s execution of the acceptance form at the beginning of this Subscription Agreement and the delivery at the Closing of the certificate or evidence of electronic delivery representing the Subscriber’s Debenture and Warrants in accordance with the provisions hereof.

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9.	Subscriber’s Representations, Warranties & Acknowledgments. The Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) represents, warrants, covenants and acknowledges to the Corporation as follows and acknowledges that the Corporation and its counsel are relying on such representations, warranties and covenants in connection with the transactions contemplated in, and entry into by the Corporation of this Subscription Agreement, that both at the date hereof and at the Closing Time:

(a)	The Subscriber (including, if applicable, each Disclosed Principal) was offered the Debenture Unit in, and is resident, or if not an individual has its head office in, the jurisdiction set out on the face page of this Subscription Agreement, and intends the applicable Securities Laws of that jurisdiction to govern the offer, sale and issuance of the Debenture and the Warrants to the Subscriber. Such address was not created and is not used solely for the purpose of acquiring the Debenture and the Warrants and the Subscriber was solicited to purchase in such jurisdiction. The Subscriber and any beneficial purchaser for whom it is acting was not created or used solely to purchase or hold the Debenture and the Warrants in reliance upon an exemption from the prospectus requirements as set out in NI 45-106.

(b)	The Subscriber has properly completed, executed and delivered to the Corporation this Subscription Agreement and Schedule “A” – the United States Accredited Investor Representation Letter, including Appendix “1” to Schedule “A” – the Form of U.S. Accredited Investment Status Certificate, as applicable and the representations, warranties, covenants, and information contained herein and therein are true and correct as of the date hereof and will be true and correct as of the Closing.

(c)	The Subscriber (including, if applicable, each Disclosed Principal) will not offer, sell or otherwise dispose of the Debenture, the underlying Common Shares, the Warrants, or the underlying Warrant Shares in the United States or to a U.S. Person unless such offer, sale or disposition is made in accordance with an exemption from the registration requirements under the U.S. Securities Act and the Securities Laws of all applicable states of the United States or the U.S. Securities and Exchange Commission has declared effective a registration statement in respect of such securities.

(d)	The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Debenture Unit and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with, or constitute a material default under, or create a state of facts that, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber (if applicable), the Securities Laws or any other laws applicable to the Subscriber, any agreement to which the Subscriber is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

(e)	The Subscriber is subscribing for the Debenture and the Warrants as principal for its own account and not for the benefit of any other person (within the meaning of all Applicable Securities Laws) or it is subscribing as agent for a Disclosed Principal, as disclosed on the face page of this Subscription Agreement, and acknowledges that the Corporation may be required by law to collect, use and disclose the Personal Information of the Subscriber (including, if applicable, any Disclosed Principal) and consents (including, if applicable, on behalf of any Disclosed Principal) to such collection, use and disclosure to certain regulatory authorities (including stock exchanges).

(f)	In the case of a subscription for the Debenture and the Warrants by the Subscriber acting as trustee or agent for a fully managed account or as agent for a Disclosed Principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of the fully managed account or Disclosed Principal, as applicable, and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of, the fully managed account or Disclosed Principal, as applicable.

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(g)	In the case of a subscription for the Debenture Unit by the Subscriber acting as principal, this Subscription Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Subscriber. This Subscription Agreement is enforceable in accordance with its terms against the Subscriber.

(h)	If the Subscriber is a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Debenture and the Warrants as contemplated herein and to carry out and perform its obligations under the terms of this Subscription Agreement; a partnership, limited liability company, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or an individual, the Subscriber is of the full age of majority in the jurisdiction in which the Subscription agreement is executed and has all requisite legal capacity and competence to execute and deliver this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder and, in any case, upon acceptance by the Corporation, this Subscription Agreement will constitute a legal, valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms and will not result in a violation of, or create a state of facts which, after notice, lapse of time or both, would constitute a default or breach of, any of the Subscriber’s, constating documents, by-laws or authorizing resolutions (if applicable), any agreement to which the Subscriber, is a party or by which it is bound or any law applicable to the Subscriber, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

(i)	There is no person acting or purporting to act in connection with the Offering who is entitled to any brokerage or finder’s fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Debenture and the Warrants, the Subscriber covenants to indemnify and hold harmless the Corporation with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

(j)	If required by Applicable Securities Laws or the Corporation, the Subscriber will execute, deliver and file, or assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue and/or sale of the Debenture and the Warrants as may be required by any Securities Commission, stock exchange or other regulatory authority.

(k)	The Subscriber (including, if applicable, each Disclosed Principal) has been advised to consult its own legal advisors with respect to trading in the Debenture, the Common Shares, the Warrants, and the underlying Warrant Shares, and with respect to the resale restrictions imposed by the Applicable Securities Laws of the jurisdiction in which the Subscriber resides and other Applicable Securities Laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by the Applicable Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Subscriber (or others for whom it is contracting hereunder) to resell such securities, that the Subscriber (including, if applicable, each Disclosed Principal) is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and the Corporation is not in any way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it (and, if applicable, each Disclosed Principal) may not be able to resell such Debenture, underlying Common Shares, Warrants, or underlying Warrant Shares except in accordance with limited exemptions under the Applicable Securities Laws and other applicable laws. The Subscriber also acknowledges the legend restriction notation applicable to the resale of the Debenture, the underlying Common Shares, the Warrants, and the underlying Warrant Shares, as set out below.

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(l)	The Subscriber (including, if applicable, each Disclosed Principal) has not received, nor has it requested, nor does it have any need to receive, a prospectus, registration statement or offering memorandum, within the meaning of the Securities Laws, or any sales or advertising literature in connection with the Offering or any document purporting to describe the business and affairs of the Corporation which has been prepared for review by prospective purchasers to assist in making an investment decision in respect of the Debenture and the Warrants, and the Subscriber’s decision to subscribe for the Debenture and the Warrants was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to facts made by or on behalf of the Corporation. The Subscriber’s decision to subscribe for the Debenture and the Warrants was based solely upon this Subscription Agreement, including the Term Sheet, and information about the Corporation which is publicly available.

(m)	Except for its knowledge regarding its subscription for the Debenture and Warrants hereunder, the Subscriber has no knowledge of a “material fact” or a “material change” (as those terms are defined in the Securities Act (Ontario) and which generally means a fact or change which would reasonably be expected to have a significant effect on the market price of the Common Shares) in the affairs of the Corporation that has not been generally disclosed.

(n)	No person has made any written or oral representations:

(i)	that any person will resell or repurchase the Debenture, the underlying Common Shares, the Warrants or the underlying Warrant Shares,

(ii)	that any person will refund the Subscription Amount; or

(iii)	as to the future price or value of the Debenture, the underlying Common Shares, the Warrants or the underlying Warrant Shares.

(o)	The subscription for the Debenture and the Warrants has not been made through or as a result of, and the distribution of the Debentures and the Warrants is not being accompanied by any general solicitation or advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation.

(p)	There are risks associated with the purchase of and investment in the Debenture and the Warrants and the Subscriber has such knowledge and experience that it is capable of evaluating the merits and risks of an investment in the Debenture and the Warrants and fully understands the restrictions on resale of the Debenture, the underlying Common Shares, the Warrants, and the underlying Warrant Shares and is capable of bearing the economic risk of the investment.

(q)	The funds representing the Subscription Amount that will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Subscriber acknowledges that the Corporation or its advisors may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of the Subscriber’s knowledge (a) none of the Subscription Amount to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) the Subscriber shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith. None of the funds the Subscriber is using to purchase the Debenture and Warrants are, to the knowledge of the Subscriber, proceeds obtained or derived, directly or indirectly, as a result of illegal activities.

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(r)	The Subscriber has not received from the Corporation any financial assistance of any kind, directly or indirectly, in connection with its purchase of the Debenture and Warrants hereunder.

(s)	The Subscriber (i) is not either an “insider” of the Corporation or a “registrant” (each as defined under Applicable Securities Laws) or, (ii) has identified itself to the Corporation as either an “insider” of the Corporation or a “registrant” (each as defined under Applicable Securities Laws).

(t)	The Subscriber has accurately disclosed on the cover page of this Subscription Agreement, their ownership, directly or indirectly, of any securities of the Corporation as of the date of this Subscription Agreement, including, but not limited to, their direct or indirect ownership of Common Shares, Warrants, Debentures and options of the Corporation.

(u)	Legal counsel retained by the Corporation is acting as counsel to the Corporation and not as counsel to the Purchaser and the Purchaser may not rely upon such counsel in any respect. The Purchaser should obtain independent legal advice with respect to the investment in the Debenture Unit.

10.	Acknowledgements and Covenants of the Subscriber. The Subscriber, on its own behalf and, if applicable on behalf of others for whom it is acting hereunder, hereby acknowledges, covenants and agrees as follows:

(a)	It has received and reviewed a copy of the Term Sheet setting out the principal terms of the Offering.

(b)	No Securities Commission, agency, governmental authority, regulatory body, stock exchange or other regulatory body or similar regulatory authority has reviewed or passed on the merits of the Debenture and the Warrants.

(c)	The Subscriber acknowledges that the Debenture, the underlying Common Shares, the Warrants and the underlying Warrant Shares have not been, and will not be, registered under the U.S. Securities Act and may not be offered or sold in the United States or to a U.S. Person unless the Debenture, the underlying Common Shares, the Warrants and the underlying Warrant Shares are registered under the U.S. Securities Act and all applicable state Securities Laws or an exemption from such registration requirements is available, and further agrees that hedging transactions involving such Common Shares may not be conducted unless in compliance with the U.S. Securities Act.

(d)	The Debenture, the underlying Common Shares, the Warrants and the underlying Warrant Shares shall be subject to statutory resale restrictions under the Applicable Securities Laws of the jurisdiction in which the Subscriber resides and under other Applicable Securities Laws, and the Subscriber covenants that it will not resell the Debenture, the underlying Common Shares, the Warrants, or the underlying Warrant Shares except in compliance with such laws and the Subscriber acknowledges that it is solely responsible for such compliance.

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(e)	The ability to transfer the Debenture, the underlying Common Shares, the Warrants, and the underlying Warrant Shares is limited by, among other things, Applicable Securities Laws and the Corporation shall refuse, and shall instruct its transfer agent to refuse to register any transfer that does not comply with the Applicable Securities Laws. It is the responsibility of the Subscriber to find out what the transfer restrictions are and to comply with them before selling their securities.

(f)	None of the Corporation or any of its officers, directors, employees, shareholders, representatives, affiliates, related entities and associates, or any persons acting on its or their behalf, will in any circumstances be liable to the Subscriber under, arising out of, or in any way connected with this Subscription Agreement for any indirect or consequential loss or damage whether arising in contract or tort.

(g)	The Debenture, the underlying Common Shares, the Warrants, and the underlying Warrant Shares shall have attached to them, as of the Closing Date, the legends substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 14, 2021”

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR U.S. STATE SECURITIES LAWS. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO BRIACELL THERAPEUTICS CORP. (THE “CORPORATION”), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY (I) RULE 144 THEREUNDER IF AVAILABLE OR (II) RULE 144A THEREUNDER, IF AVAILABLE, AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, PROVIDED THAT, IN THE CASE OF TRANSFERS PURSUANT TO (C)(I) OR (D) ABOVE, THE HOLDER HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

and if required:

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“WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT MARCH 14, 2021. ”

(h)	The Subscriber, and each Disclosed Principal, if applicable, shall execute, deliver, file and otherwise assist the Corporation with filing all documentation required by the applicable Securities Laws to permit the subscription for the Debenture and Warrants and the issuance of the Debenture and the Warrants and the listing of the underlying Common Shares and Warrant Shares on the TSX Venture Exchange.

(i)	The Corporation is relying on an exemption from the requirement to provide the Subscriber with a prospectus under applicable Securities Laws and, as a consequence of acquiring the Debenture and the Warrants pursuant to such exemption:

(i)	certain protections, rights and remedies provided by applicable Securities Laws, including statutory rights of rescission and certain statutory remedies against an issuer, underwriters, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus, will not be available to the Subscriber,

(ii)	the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement,

(iii)	the Subscriber may not receive information that would otherwise be required to be given under applicable Securities Laws, and

(iv)	the Corporation is relieved from certain obligations that would otherwise apply under applicable Securities Laws.

(j)	The Subscriber is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement, and the Subscriber is not relying on the Corporation or its affiliates or counsel, in this regard.

(k)	There is no government guarantee or insurance covering the Debenture and the Warrants.

(l)	There are risks associated with the purchase of the Debenture and the Warrants and the Subscriber may lose his, her or its entire investment.

(m)	This Subscription Agreement and the Schedules hereto require the Subscriber to provide certain Personal Information to the Corporation. Such information is being collected by the Corporation for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Debenture and the Warrants under the Securities Laws and other applicable laws, preparing and registering such securities to be issued to the Subscriber and completing filings required by any stock exchange, securities regulatory authority or taxation authority. The Subscriber’s Personal Information may be disclosed by the Corporation and its advisors to: (a) stock exchanges or securities regulatory authorities, (b) the Corporation’s registrar and transfer agent; (c) the Canada Revenue Agency, and (d) any of the other parties involved in the Offering, including legal counsel and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s Personal Information. The Subscriber also consents to the filing of copies or originals of this Subscription Agreement (including all Schedules) and any other document relating to the Offering as may be required to be filed with any stock exchange, securities regulatory authority or taxation authority in connection with the transactions contemplated hereby. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each Disclosed Principal, as applicable.

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(n)	The Subscriber hereby acknowledges and consents to the collection, use, and disclosure of certain Personal Information by the British Columbia Securities Commission, including the publishing or otherwise making available to the public, Personal Information including, for individuals, their name, number and type of securities purchased, the purchase price therefor, and their insider or registrant status, if applicable, and for non-individual Subscribers, the above information and their address, contact person name and telephone number and the exemption that the Subscriber is relying on in purchasing the Debenture and the Warrants. In the event the Subscriber has any questions with respect to the indirect collection of such information, the Subscriber should contact the British Columbia Securities Commission, P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, British Columbia V7Y 1L2, Telephone: 1-800-373-6393, Facsimile: (604) 899-6581, E-mail: inquiries@bcsc.bc.ca.

(o)	The Subscriber is not a “control person” of the Corporation, as that term is defined in the Securities Act (British Columbia), will not become a “control person” of the Corporation by purchasing the Debenture and the number of Warrants subscribed for under this Subscription Agreement, and does not intend to act jointly or in concert with any other person to form a control group in respect of the Corporation. The Subscriber has not and will not enter into any voting trust or similar agreement that has the effect of directing the manner in which the votes attached to the securities purchased pursuant to this Subscription Agreement may be voted following the Closing Date.

(p)	The Subscriber will not resell the Debenture, the underlying Common Shares (if applicable), the Warrants, or the underlying Warrant Shares (if applicable) except in accordance with the provisions of Applicable Securities Laws and stock exchange rules, if applicable, in the future.

(q)	The Subscriber acknowledges that the Corporation may complete additional financings in the future in order to develop the proposed business of the Corporation and to fund its ongoing development; that there is no assurance that such financings will be available and, if available, on reasonable terms; any such future financings may have a dilutive effect on current securityholders, including the Subscriber; that if such future financings are not available, the Corporation may be unable to fund its ongoing development and the lack of capital resources may result in the failure of its business venture.

(r)	The Subscriber acknowledges and agrees that, other than as set forth in the Term Sheet, all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Debenture and Warrants to the Subscriber shall be borne by the Subscriber.

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(s)	The Subscriber acknowledges that all warranties, conditions, representations or stipulations, whether express or implied and whether arising hereunder or under prior agreement or statement or by statute or at common law, are expressly those of the Corporation. The Subscriber acknowledges that no information or representation concerning the Corporation has been provided to the Subscriber by the Corporation other than those contained in this Subscription Agreement, and that the Subscriber is relying entirely upon this Subscription Agreement for any representations or warranties in relation to the Corporation.

11.	Reliance on Representations, Warranties, Covenants and Acknowledgements. The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement are made with the intention that they may be relied upon by the Corporation and its counsel in determining the Subscriber’s eligibility (and, if applicable, the eligibility of others for whom the Subscriber is contracting hereunder) to purchase the Debenture and the Warrants under Securities Laws. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth in this Subscription Agreement that takes place prior to the Closing time. The Subscriber further agrees that by accepting the Debenture and the Warrants, the Subscriber shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time.

12.	Survival of Representations, Warranties and Covenants of the Subscriber. The representations, warranties and covenants of the Subscriber contained in this Subscription Agreement and any certificate or document delivered pursuant to or in connection with this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Corporation with respect thereto, and notwithstanding any subsequent disposition by the Subscriber of the Debenture, the underlying Common Shares, the Warrants, or the underlying Warrant Shares, and shall continue in full force and effect for the benefit of the Corporation for a period of two years following the Closing Date.

13.	General Authorization to Correct Minor Errors. The Subscriber hereby authorizes the Corporation and its counsel to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other acknowledgements, provisions, forms, certificates or documents executed by the Subscriber and delivered to the Corporation in connection with the Offering.

14.	No Regulatory Endorsement. The Subscriber is aware that no stock exchange or governmental agency, authority, regulatory body, Securities Commission or other entity has made any finding or determination as to the merit of investment in, nor has any such stock exchange or governmental agency, authority, regulatory body, Securities Commission, or other entity made any recommendation or endorsement with respect to the Debenture or Warrants.

15.	Legal and Tax Advice. The Subscriber acknowledges and agrees that it is solely responsible for obtaining such legal advice and tax advice as it considers appropriate in connection with the execution, delivery and performance by it of this Subscription Agreement and the completion of the transactions contemplated hereby.

16.	No Revocation. The Subscriber, on its own behalf and, if applicable, on the behalf of others for whom it is contracting hereunder, agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, without the consent of the Corporation.

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17.	Indemnity. The Subscriber agrees to indemnify and hold harmless the Corporation and its directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, law suit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Corporation in connection herewith. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers.

18.	Assignment. The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber, the Corporation and their respective successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Subscription Agreement shall not be assignable by any party without the prior written consent of the other parties.

19.	Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. The Subscriber on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, hereby irrevocably attorns to the jurisdiction of the courts of the Province of Ontario with respect to any matters arising out of this Subscription Agreement.

20.	Facsimile Subscriptions and Counterparts. The Corporation shall be entitled to rely on electronic delivery or delivery by facsimile machine of an executed copy of this Subscription Agreement, including the completed schedules hereto, and acceptance by the Corporation of such electronic or facsimile copy shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. This Subscription Agreement may be executed in any number of counterparts, each of which when delivered, either in original, electronic or facsimile form, shall be deemed to be an original and all of which together shall constitute one and the same document.

21.	Entire Agreement and Modification. This Subscription Agreement (including the schedules hereto) contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. Subject to the terms hereof, neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

22.	Headings. The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions and the inclusion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement. The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

23.	Time of Essence. Time is of the essence of this Subscription Agreement.

24.	Effective Date. This Subscription Agreement is intended to and shall take effect on the Closing Date, notwithstanding its actual date of execution or delivery by any of the parties.

25.	Currency. Except if specifically stated otherwise, all dollar amounts herein are in Canadian dollars.

26.	Gender and Number. Words importing the singular number only shall include the plural and vice versa, and words importing the masculine gender shall include the feminine gender and vice versa.

27.	Severability. If any one or more of the provisions contained in this Subscription Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless in either case as a result of such determination this Subscription Agreement would fail of its essential purpose.

28.	Language. The parties hereto acknowledge and confirm that they have requested that this Subscription Agreement as well as all notices and other documents contemplated hereby be drawn up in the English language

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SCHEDULE “A”

United States Accredited

Investor Representation Letter

This United States Accredited Investor Representation Letter is being delivered in connection with the execution and delivery of the Subscription Agreement of the undersigned purchaser (the “Purchaser”) in connection with the issuance of a debenture (the “Debenture”) of BriaCell Therapeutics Corp. (the “Corporation”). Capitalized terms used herein and not defined herein will have the meanings ascribed thereto in the Subscription Agreement. The Purchaser represents, warrants and covenants (which representations, warranties and covenants will survive the Closing Date) on its own behalf and, if applicable, on behalf of any beneficial purchaser for whom the Purchaser is contracting hereunder to the Corporation and acknowledges that the Corporation and its respective counsel are relying thereon that:

(a)	The Purchaser understands and acknowledges that the Debenture has not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and that the offer and sale of the Debentures to it are being made in reliance upon the exemption from registration provided by Regulation D under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and similar exemptions under applicable state securities laws.

(a)	The Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (a “U.S. Accredited Investor”) and has executed and delivered to the Corporation Appendix “1” and, if applicable, Appendix “2”, to this Schedule “A” and is acquiring the Debenture for its own account and not on behalf of any other person or for the account of a U.S. Accredited Investor with respect to which it exercises sole investment discretion and, in either case, not with a view to any resale, distribution or other disposition of the Debenture in violation of United States federal or state securities laws.

(b)	The Purchaser acknowledges that it has not purchased the Debenture as a result of any “directed selling efforts” (as defined in Regulation S under the U.S. Securities Act (“Regulation S”) or any “general solicitation” or “general advertising” (as those terms are used in Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the Internet, or broadcast over radio or television, or the internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(c)	The Purchaser understands and acknowledges that the Debenture will be “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act, and agrees that if it decides to offer, sell, pledge or otherwise transfer any of the Debenture, it will not offer, sell, pledge or otherwise transfer any of such securities, directly or indirectly, unless the transfer is:

(i)	to the Corporation, or a subsidiary thereof (though the Corporation or its subsidiaries are under no obligation to purchase any such Debenture);

(ii)	made outside the United States in accordance with Rule 904 of Regulation S and in compliance with applicable local laws and regulations;

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(iii)	made in compliance with the exemption from registration under the U.S. Securities Act provided by Rule 144 under the U.S. Securities Act, if available or Rule 144A under the U.S. Securities Act, if available;

(iv)	in another transaction that does not require registration under the U.S. Securities Act, and the holder of the Debenture has furnished to the Corporation an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to such effect; or

(v)	pursuant to an effective registration statement under the U.S. Securities Act, and in each case in compliance with any applicable state securities laws in the United States;

(d)	Upon the original issuance of the Debenture and until such time as is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, all certificates representing the Debenture sold in the United States to Accredited Investors, and all certificates issued in exchange therefor or in substitution thereof, shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR U.S. STATE SECURITIES LAWS. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO BRIACELL THERAPEUTICS CORP. (THE “CORPORATION”), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY (I) RULE 144 THEREUNDER IF AVAILABLE OR (II) RULE 144A THEREUNDER, IF AVAILABLE, AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, PROVIDED THAT, IN THE CASE OF TRANSFERS PURSUANT TO (C)(I) OR (D) ABOVE, THE HOLDER HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

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provided, that if, the Debenture are being sold in compliance with the requirements of Rule 904 of Regulation S and in compliance with applicable local laws and regulations, the above legend may be removed by providing a declaration to the Corporation and to the transfer agent for the Corporation, in the form attached as Schedule “B” to this Subscription Agreement (or as the Corporation may prescribe from time to time); provided further, if any of the Debenture are being sold pursuant to Rule 144 under the U.S. Securities Act, if available, the legend may be removed by delivering to the Corporation and the transfer agent for the Corporation an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation, to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act.

Notwithstanding the foregoing, the transfer agent for the Corporation may impose additional requirements for the removal of legends from securities sold in compliance with Rule 904 of Regulation S in the future;

(e)	The Purchaser consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Debenture in order to implement the restrictions on transfer set forth and described herein;

(f)	If required by applicable securities legislation, regulatory policy or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Corporation in filing reports, questionnaires, undertakings and other documents with respect to the ownership of the Debenture;

(g)	The Purchaser acknowledges that neither the Corporation nor any person representing the Corporation has made any representation to it with respect to the Corporation or the offering or sale of the Debenture, other than the information contained or incorporated by reference in this Subscription Agreement, which has been delivered to it and upon which it is relying in making its investment decision with respect to the Debenture;

(h)	The Purchaser understands that the Corporation is not obligated to file and has no present intention of filing with the U.S. Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Debenture in the United States, and acknowledges that there are substantial restrictions on the transferability of the Debenture and that it may not be possible for the Purchaser to readily liquidate his, her or its investment in the case of an emergency at any time;

(i)	The Purchaser understands and agrees that the financial statements of the Corporation have been prepared in accordance with International Financial Reporting Standards, as issued by the International Accounting Standards Board, and are subject to Canadian auditing and auditor independence standards, which differ in some respects from United States generally accepted accounting principles, and United States auditing and auditor independence standards, respectively, and thus may not be comparable to financial statements of United States companies;

(j)	The Purchaser understands and agrees that there may be material tax consequences to it of an acquisition, holding, exercise or disposition of the Debenture. The Corporation gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of its acquisition, holding, exercise or disposition of the Debenture, and the Purchaser acknowledges that it is solely responsible for determining the tax consequences to it with respect to its investment, including whether the Corporation will at any given time be deemed a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended;

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(k)	The Purchaser is aware that its ability to enforce civil liabilities under the United States federal securities laws may be affected adversely by, among other things: (i) the fact that the Corporation is organized under the laws of Ontario, Canada; (ii) some or all of the directors and officers may be residents of countries other than the United States; and (iii) all or a substantial portion of the assets of the Corporation and such persons may be located outside the United States;

(l)	The office or other address of the Purchaser at which the Purchaser received and accepted the offer to purchase the Debenture is the address listed as the “Purchaser’s Residential Address” on the face page of the Subscription Agreement;

(m)	That the funds representing the Subscription Price which will be advanced by the Purchaser to the Corporation, hereunder will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and the Purchaser acknowledges that the Corporation may in the future be required by law to disclose the Purchaser’s name and other information relating to the subscription agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the Aggregate Subscription Price to be provided by the Purchaser (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Purchaser, and it shall promptly notify the Corporation if the Purchaser discovers that any of such representations ceases to be true and provide the Corporation with appropriate information in connection therewith; and

(n)	The provisions of this United States Accredited Investor Representation Letter will be true and correct both as of the date of execution of this Subscription Agreement and as of the Closing Date.

The Purchaser undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Purchaser or, if applicable, the beneficial purchaser set forth herein, which takes place prior to the Closing Date.

DATED at __________________________	this ___ day of _______________, 2020.

Name of Entity

Type of Entity

Signature of Person Signing

Print or Type Name and Title of Person Signing

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APPENDIX 1 TO SCHEDULE “A”

FORM OF U.S. ACCREDITED INVESTOR CERTIFICATE

In connection with the purchase of a Debenture of BriaCell Therapeutics Corp. (the “Corporation”) by the undersigned, as an integral part of the accompanying Subscription Agreement, the undersigned hereby represents and warrants to the Corporation that the undersigned, and each beneficial purchaser, if any, on whose behalf the undersigned is subscribing for the Debenture, satisfies one or more of the following accredited investor categories, within the meaning of Rule 501(a) of Regulation D under the U.S. Securities Act (please write “PUR” for the undersigned Purchaser, and “BP” for each beneficial purchaser, if any, on each line that applies):

_______Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; an insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; an investment company registered under the United States Investment Company Act of 1940, as amended; a business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940, as amended; a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958, as amended; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or an employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are “accredited investors” (as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act); or

_______ Category 2.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended; or

_______ Category 3.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, a limited liability company or a partnership, not formed for the specific purpose of acquiring the Debenture offered, with total assets in excess of US$5,000,000; or

_______ Category 4.	A director or executive officer of the Corporation; or

_______ Category 5.	A natural person with individual “net worth”, or joint “net worth” with his or her spouse, at the time of purchase in excess of US$1,000,000;

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Note: For purposes of calculating “net worth” under this paragraph:

(i) The person’s primary residence shall not be included as an asset;

(ii) Indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the Debenture exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(iii) Indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Debenture shall be included as a liability; or

_______ Category 6.	A natural person who had an individual income in excess of US$200,000 in each of the last two years or joint income with his or her spouse in excess of US$300,000 in each of those years, and who reasonably expects to reach the same income level in the current year; or

_______ Category 7.	A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Debenture, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act.

_______ Category 8.	An entity in which all of the equity owners are Accredited Investors.

The Purchaser acknowledges that if it is an individual U.S. Accredited Investor that is relying on the net worth or income eligibility qualifications set forth in Category 5 or Category 6 above, such Purchaser shall also complete and deliver to the Corporation a U.S. Individual Accredited Investor Questionnaire in the form attached as Appendix 2 to this Schedule “A”.

Terms used herein but not otherwise defined have the meaning ascribed hereto in the accompanying Subscription Agreement.

Dated:	____________________	Signed:	________________________________

Print the Name of Purchaser

Print Name and Title of Authorized Signing Officer

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APPENDIX 2 TO SCHEDULE “A”

U.S. INDIVIDUAL ACCREDITED INVESTOR QUESTIONNAIRE

I understand that in order to be accepted as an “accredited investor”, I must satisfy certain of the following standards. The undersigned hereby represents and warrants to BriaCell Therapeutics Corp. (the “Corporation”) as follows:

GENERAL INFORMATION REQUIRED OF EACH PROSPECTIVE INVESTOR:

1. General Information

Name(s):	_______________________	_______________________

Principal Residence:	_______________________	_______________________

	_______________________	_______________________

	_______________________	_______________________

Business Hours Telephone:	_______________________	_______________________

Home Telephone:	_______________________	_______________________

Email:	_______________________	_______________________

2. Financial Status. Please answer the following questions concerning your financial status by marking the appropriate box and filling in the blanks.

2.1 Does your individual or joint (together with your spouse) net worth exceed US$1,000,000? For the purpose of calculating your individual or joint (together with your spouse) net worth, (i) your primary residence shall not be included as an asset, (ii) indebtedness that is secured by your primary residence, up to the estimated fair market value of the primary residence as of the date hereof, shall not be included as a liability (except that if the amount of such indebtedness outstanding as of the date hereof exceeds the amount outstanding 60 days before the date hereof, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability) and (iii) indebtedness that is secured by your primary residence in excess of the estimated fair market value of your primary residence as of the date hereof shall be included as a liability:

[ ]	Yes	[ ]	No

2.1.1 If you answered “No” to Question 2.1, please indicate the actual amount of individual or joint (together with your spouse) net worth (calculated in accordance with the instructions provided in Question 2.1 above).

US$ ______________

2.2 Please indicate, for each of the two most recent years, what your individual income (or joint income together with your spouse) was, and for the current year what your individual income (or joint income together with your spouse) is expected to be.

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2017 Individual	____________________	Joint	____________________

2018 Individual	____________________	Joint	____________________

2020 Individual	____________________	Joint	______________________

3. Financial Background. Please respond to the following questions, supplying as much detail as possible in order to make your answers complete.

3.1 Indicate by check mark which of the following categories best describes the extent of your prior experience in the areas of investment listed below:

No Experience	Some Experience	Substantial Experience

[ ]	[ ]	[ ] Marketable Securities

[ ]	[ ]	[ ] Securities for which no public market exists

3.2 For those investments for which you indicated “Substantial Experience” or “Some Experience” in question 3.1 above, please answer the following additional question:

How often do you make your own investment decisions with respect to such investments?

3.3 Do you have adequate means of providing for your current needs and personal contingencies and have no need for liquidity in such investments?

[ ]	Yes	[ ]	No

4. Prior Purchases of Securities. Have you made prior purchases of securities sold in reliance on the private offering exemption from registration under the U.S. Securities Act:

[ ]	Yes	[ ]	No

I hereby represent and warrant that:

(a) I, individually or together with my spouse, have a net worth (i.e., a total assets in excess of total liabilities, as calculated in accordance with the instructions provided in Question 2.1 above) of at least US$1,000,000; or

(b) I, individually (without my spouse), have had an income of not less than US$200,000 (or, jointly with my spouse, US$300,000) during each of the last two years, and reasonably expect that I will have an income of at least US$200,000 (or US$300,000, together with my spouse) during the present year.

The foregoing representations and warranties and all other information which I have provided to the Corporation concerning myself and my financial condition are true and accurate as of the date hereof. If in any respect, such representations, warranties, or information shall not be true and accurate, I will give written notice of such fact to the Corporation specifying which representations, warranties or information are not true and accurate, and the reasons therefor.

I understand that the information contained herein is being furnished by me in order for the Corporation to determine my suitability as an “accredited investor”, may be accepted by the Corporation in light of the requirements of Regulation D under the U.S. Securities Act and that the Corporation will rely on the information contained herein for purposes of such determination.

IN WITNESS WHEREOF, the undersigned has executed this U.S. Individual Accredited Investor Questionnaire as of the________day of _______________________, 2020.

Print or Type Name

X ______________________________________________
Signature

SCHEDULE “B”`

FORM OF DECLARATION FOR REMOVAL OF U.S. LEGEND

TO:	BriaCell Therapeutics Corp. (and any transfer agent for BriaCell Therapeutics Corp.)

The undersigned (a) acknowledges that the sale of _____________________ Debenture of BriaCell Therapeutics Corp. (the “Issuer”) to which this declaration relates, represented by certificate number ______________, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (b) certifies that (1) it is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Issuer, (2) the offer of such securities was not made to a person in the United States, and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of the Canadian Securities Exchange (or another designated offshore securities market) and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any “directed selling efforts” in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities, and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S under the U.S. Securities Act, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated: ___________
By:
Signature

Print name of Signatory (if different from Purchaser)

Title

SCHEDULE C
NON-INDIVIDUAL SUBSCRIBERS

Complete this Schedule C for non-individual Subscribers if the Subscriber, (i) is a member of the “Pro Group” (as described below), or (ii) is (or will be after completion of the Offering) an “Insider” (as described below), or (iii) will be a holder of more than 5% of the common shares of the Corporation after completion of the Offering and assuming conversion of the Debenture and exercise of the Warrants.

A	Registration Form

The Subscriber either [check appropriate box]:

[ ]	has previously filed with the TSX Venture Exchange (the “TSXV”) a Form 4C, Corporate Placee Registration Form, represents and warrants that there has been no change to any of the information in the Corporate Placee Registration Form previously filed with the TSXV up to the date hereof; or

[ ]	hereby delivers a completed Form 4C, Corporate Placee Registration Form, in the form attached as Appendix A to this Schedule C to the Corporation for filing with the TSXV.

B.	Insider Status

The Subscriber either [check appropriate box]:

[ ]	is an “Insider” of the Corporation as defined in the policies of the TSXV as follows:

(a) a director or senior officer of the Corporation;

(b) a director or senior officer of a company that is itself an Insider or subsidiary of the Corporation;

(c) a person that beneficially owns or controls, directly or indirectly, voting shares of the Corporation carrying more than 10% of the voting rights attached to all the Corporation’s outstanding voting shares; or

(d) the Corporation itself if it holds any of its own securities; or

[ ]	is not an Insider of the Corporation.

C.	Member of “Pro Group”

The Subscriber either [check appropriate box]:

[ ]	is a member of the “Pro Group” as defined in the Rules of the TSXV, as follows:

1	subject to subparagraphs (2), (3) and (4), either individually or as a group:

(a)	the member (i.e. a member of the TSXV under TSXV requirements);

(b)	employees of the member;

(c)	partners, officers or directors of the member;

(d)	affiliates of the member; and

(e)	associates of any parties referred to in subparagraphs (a) through (d);

2.	the TSXV may, in its discretion, include a person or party in the Pro Group for the purposes of a particular calculation where the TSXV determines that the person is not acting at arm’s length with the member;

3.	the TSXV may, in its discretion, exclude a person from the Pro Group for the purposes of a particular calculation where the TSXV determines that the person is acting at arm’s length with the member;

4.	the member may deem a person who would otherwise be included in the Pro Group pursuant to subparagraph (1) to be excluded from the Pro Group where the member determines that:

(a)	the person is an affiliate or associate of the member acting at arm’s length of the member;

(b)	the associate or affiliate has a separate corporate and reporting structure;

(c)	there are sufficient controls on information flowing between the member and the associate or affiliate; and

(d)	the member maintains a list of such excluded persons; or

[ ]	is not a member of the Pro Group.

appendix a to schedule C

TSX VENTURE EXCHANGE
PRIVATE PLACEMENT FORM

FORM 4C
CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the Exchange and must be completed if required under section 4(b) of Part II of Form 4B. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Corporation, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

(a)	Name: ______________________________________________________________________

(b)	Complete Address: ____________________________________________________________

(c)	Jurisdiction of Incorporation or Creation: ____________________________________________

2.	(a)	Is the Placee purchasing securities as a portfolio manager: (Yes/No)? _______________________

(b)	Is the Placee carrying on business as a portfolio manager outside of Canada: (Yes/No)?____________________________________________________________________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)	it is purchasing securities of the Corporation on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)	it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

(c)	it was not created solely or primarily for the purpose of purchasing securities of the Corporation;

(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e)	it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Corporation, and the persons that carry on investor relations activities for the Corporation has a beneficial interest in any of the managed accounts for which it is purchasing.

4.	If the answer to 2(a). above was “No”, please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

* If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5.	Acknowledgement - Personal Information and Securities Laws

(a)	“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(ii)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

(b)	The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated and certified (if applicable), acknowledged and agreed, at _____________________________________________on ____________________________________.

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature
appears above)

THIS IS NOT A PUBLIC DOCUMENT

SCHEDULE D

TERM SHEET

(See attached)

SCHEDULE E

DEBENTURE CERTIFICATE

(See attached)